Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 15. INCOME TAXES
The Company is subject to federal and state income taxes in the United States.
Income (loss) before income taxes was $6.6 million, $(23.0) million and $(51.7) million during the years ended December 31, 2021, 2020 and 2019, respectively.
Income tax expense consisted of the following for the respective periods:

	Years Ended December 31,
($ in thousands)	2021	2020	2019
Current:
Federal	$—	$—	$—
State	170	163	254

Total current	170	163	254
Deferred:
Federal	—	—	—
State	—	—	—

Total deferred	—	—	—

Income tax expense	$170	$163	$254

The provision for income taxes differs from the tax computed using the statutory U.S. federal income tax rate as a result of the following items for the respective periods:

	Years Ended December 31,
(In thousands, except percentages)	2021		2020		2019
Provision at federal statutory income tax rate	$1,392	21.0%	$(4,821)	21.0%	$(10,857)	21.0%
Incentive stock options	647	9.8%	286	(1.2)%	266	(0.5)%
State income taxes	360	5.4%	(446)	1.9%	(2,003)	3.9%
Transaction costs	(1,226)	(18.5)%	—	0.0%	—	0.0%
Valuation allowance	(675)	(10.2)%	4,999	(21.8)%	12,363	(23.9)%
Change in fair value of warrant liabilities	(517)	(7.8)%	—	0.0%	—	0.0%
Other	189	2.9%	145	(0.6)%	485	(1.0)%

Effective income tax rate	$170	2.6%	$163	(0.7)%	$254	(0.5)%

Deferred tax assets and liabilities consist of th
e
 following as of December 31:

($ in thousands)	2021	2020
Deferred tax assets:
Federal net operating loss carryforwards	$26,721	$27,847
State net operating loss carryforwards	4,703	5,133
Operating lease liabilities	1,284	—
Other	2,762	1,892

Gross deferred tax assets	35,470	34,872
Valuation allowance	(33,336)	(34,011)

Deferred tax assets, net of valuation allowance	2,134	871
Deferred tax liabilities:
Operating lease right-of-use asset	(1,187)	—
Property and equipment	(874)	(865)
Other	(73)	(6)

Gross deferred tax liabilities	(2,134)	(871)

Net deferred income taxes	$—	$—

As of December 31, 2021, the Company had federal net operating loss carryforwards of $119.7 million to offset future taxable income, of which $21.9 million expires at various dates ranging from 2036 through 2037 if not utilized, with the remaining $97.8 million having no expiration. The Company also has U.S. state net operating loss carryforwards of $102.7 million, of which $67.8 million expires at various dates ranging from 2032 through 2040 if not utilized, with the remaining $34.9 million having no expiration.
The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax-planning
strategies in making this assessment. As a result of historical cumulative losses, the Company has determined that, based on all available evidence, there was substantial uncertainty as to whether it will recover recorded net deferred taxes in future periods. Therefore, the Company recorded a full valuation allowance equal to the amount of the net deferred tax assets as of December 31, 2021 and 2020. The valuation allowance decreased by $0.7 million during the year ended December 31, 2021, and increased $5.0 million and $12.4 million during the years ended December 31, 2020 and 2019, respectively.
The Internal Revenue Code contains provisions that limit the utilization of net operating loss carryforwards and tax credit carryforwards if there has been an ownership change. Such ownership change, as described in Section 382 of the Internal Revenue Code, may limit the Company’s ability to utilize its net operating loss carryforwards and tax credit carryforwards on a yearly basis. To the extent that any single-year limitation is not utilized to the full amount of the limitation, such unused amounts are carried over to subsequent years until the earlier of utilization or the expiration of the relevant carryforward period. The Company determined that an ownership change occurred on February 10, 2017. An analysis was performed and while utilization of net operating losses would be limited in years prior to December 31, 2020, subsequent to that date, there is no limitation on the Company’s ability to utilize its net operating losses. As such, the ownership change has no impact to the carrying value of the Company’s net operating loss carryforwards or ability to use them in future years.
Uncertain Tax Positions
During the years ended December 31, 2021, 2020 and 2019, the Company had no uncertain tax positions.
Income Tax Audits
The Company files in U.S. federal and various state income tax jurisdictions. The Company is subject to U.S. federal and state income tax examinations by authorities for all tax years beginning in 2017 due to the accumulated net operating losses that are carried forward.